UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 16, 2006
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

 Delaware                               000-31989                    54-1987541
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(State or other                   (Commission File No.)       (I.R.S. Employer
 jurisdiction of incorporation)                              Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendments to Articles of  Incorporation  or Bylaws:  Change in Fiscal
     Year.

On February 16, 2006, the Board of Directors (the "Board") of Convera Corporation (the "Company") amended Section 2.02 of Article II of the Company's By-Laws effective as of such date in order to allow the Board to establish the number of directors by resolution. In addition, by resolution of the Board on such date, the Board fixed the number of Directors at eleven. Prior to such amendment, the Company's By-Laws required an amendment to the By-Laws in order to change the number of directors.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              CONVERA CORPORATION


                                               By:   /s/  JOHN R. POLCHIN
                                                       John R. Polchin
                                                       Chief Financial Officer

Date:  February 21, 2006